     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JUNE 26, 1997
                                                            FILE NO.: 333-

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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                               ----------------

                                   FORM S-1
                            REGISTRATION STATEMENT
                                     UNDER
                          THE SECURITIES ACT OF 1933

                               ----------------

                     KEYSTONE AUTOMOTIVE INDUSTRIES, INC.
            (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

          CALIFORNIA                          5013                       95-2920557
 (STATE OR OTHER JURISDICTION OF     (PRIMARY STANDARD INDUSTRIAL     (I.R.S. EMPLOYER
  INCORPORATION OR ORGANIZATION)      CLASSIFICATION CODE NUMBER)  IDENTIFICATION NUMBER)

                            700 EAST BONITA AVENUE
                           POMONA, CALIFORNIA 91767
                                (909) 624-8041
              (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER,
       INCLUDING AREA CODE, OF REGISTRANT'S PRINCIPAL EXECUTIVE OFFICES)

                              CHARLES J. HOGARTY
                                   PRESIDENT
                            700 EAST BONITA AVENUE
                           POMONA, CALIFORNIA 91767
                                (909) 624-8041
           (NAME, ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER,
                  INCLUDING AREA CODE, OF AGENT FOR SERVICE)

                                  COPIES TO:

            PAUL H. IRVING, ESQ.                            DALE E. SHORT, ESQ.
       MANATT, PHELPS & PHILLIPS, LLP              TROY & GOULD PROFESSIONAL CORPORATION
        11355 WEST OLYMPIC BOULEVARD                       1801 CENTURY PARK EAST
        LOS ANGELES, CALIFORNIA 90064                  LOS ANGELES, CALIFORNIA 90067
               (310) 312-4196                                  (310) 553-4441
             FAX: (310) 312-4224                            FAX: (312) 201-4746

       APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC:
As soon as practicable after this Registration Statement has become effective.

                               ----------------

  If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, check the following box. [_]
  If this Form is filed to register additional securities for an offering pursuant ot Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [_]
  If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [_]
  If delivery of the prospectus is expected to be made pursuant to Rule 434, check the following box. [_]
                        CALCULATION OF REGISTRATION FEE

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                                                               PROPOSED
                                                  PROPOSED     MAXIMUM
                                 AMOUNT           MAXIMUM     AGGREGATE      AMOUNT OF
     TITLE OF EACH CLASS OF      TO BE        OFFERING PRICE  OFFERING     REGISTRATION
   SECURITIES TO BE REGISTERED REGISTERED       PER UNIT(1)    PRICE(1)         FEE
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
Common Stock(2)..................  850,000 shares  $15.50     $13,175,000     $4,118
------------------------------------------------------------------------------------------
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
(1) Represents additional shares being registered pursuant to General Instruction V to Form S-1 at the proposed Price to Public.
(2) Includes 110,000 shares which the Underwriters have the option to purchase solely to cover over-allotments, if any.

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

                               EXPLANATORY NOTE

  This Registration Statement is being filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended. The contents of the Registration Statement on Form S-1 (Reg. No. 333-28709) filed by Keystone Automotive Industries, Inc. (the "Company") with the Securities and Exchange Commission on June 6, 1997, as amended by Amendment No. 1. dated June 25, 1997, including the exhibits thereto, and declared effective by the Commission on June 26, 1997, are incorporated herein by reference.

                                  SIGNATURES

  Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Pomona, State of California, on June 26, 1997.

                                          KEYSTONE AUTOMOTIVE INDUSTRIES, INC.

                                             /s/ Charles J. Hogarty
                                          By:____________________________
                                                Charles J. Hogarty,
                                                     President

  Pursuant to the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

             SIGNATURE                           TITLE                    DATE
             ---------                           -----                    ----
     /s/ Charles J. Hogarty            President, Chief Executive
------------------------------------    Officer and Director           June 26, 1997
         Charles J. Hogarty

          /s/ Al A. Ronco              Executive Vice President,
------------------------------------    and Director                   June 26, 1997
            Al A. Ronco

        /s/ John M. Palumbo            Vice President and Treasurer
------------------------------------    (Principal Financial and       June 26, 1997
          John M. Palumbo               Accounting Officer)

------------------------------------   Director
          Ronald G. Brown

       /s/ Timothy C. McQuay
------------------------------------   Director                        June 26, 1997
         Timothy C. McQuay

------------------------------------   Director
         George E. Seebart

                               INDEX TO EXHIBITS

                                                                 SEQUENTIALLY
 EXHIBIT                                                           NUMBERED
 NUMBER                  DESCRIPTION OF EXHIBIT                      PAGE
 -------                 ----------------------                  ------------
   5     Opinion of Manatt, Phelps & Phillips, LLP.
  23.1   Consent of Ernst & Young LLP, independent auditors of
         Registrant.
  23.2   Consent of Ernst & Young LLP, independent auditors of
         North Star Plating Company.
 *23.3   Consent of Manatt, Phelps & Phillips, LLP.

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*  Included in Exhibit 5.